UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2008

RUBICON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33834	36-4419301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9931 Franklin Avenue Franklin Park, Illinois	60131
(Address of principal executive offices)	(Zip Code)

(847) 295-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 15, 2008, Rubicon Technology, Inc. (the “Company”) entered into the First Amendment to 6” Supply Agreement (the “Amendment”) with Peregrine Semiconductor Corporation (“Peregrine”), which amends the Supply Agreement dated as of March 26, 2007 by and between the Company and Peregrine. Under the terms of the Amendment, effective August 22, 2008, the Company has agreed to reduce the volume of wafer shipments to Peregrine from August 2008 through December 2008. The Amendment further provides that the volume of wafers not shipped in 2008 will be shipped in early 2009.

Item 7.01	Regulation FD Disclosure.*

On September 15, 2008, the Company issued a press release announcing the execution of the Amendment and the revision of its previously issued revenue and earnings guidance for fiscal third and fourth quarters and full year 2008. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1*	Press Release dated September 15, 2008.

*	The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBICON TECHNOLOGY, INC.

Dated: September 16, 2008	By:	/s/ William F. Weissman
	Name:	William F. Weissman
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1*	Press Release dated September 15, 2008.

*	The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.